EXHIBIT 10.12
AMENDMENT AND JOINDER AGREEMENT
Dated as of July 31, 2006
     Reference is made to that certain Amended and Restated Registration Rights Agreement, dated as of October 6, 2004 (the “Registration Rights Agreement”), by and among NSI Software, Inc. (subsequently re-named Double-Take Software, Inc. (the “Company”)), the Series B Investors named on Exhibit A thereto (the “Series B Investors”) and the Series C Investors named on Exhibit B thereto (together with the Series B Investors, the “Investors”). Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Registration Rights Agreement.
     WHEREAS, pursuant to the Registration Rights Agreement, the Company has granted the Investors certain rights with respect to the registration of the shares of the Company’s stock;
     WHEREAS, pursuant to a registration rights agreement entered into between the Network Specialists, Incorporated (predecessor by merger to the Company) and Silicon Valley Bank (“SVB”) as of October 16, 2003 (the “SVB Agreement”), SVB has as of the date hereof certain registration rights with respect to up to 90,000 shares of the Company’s Series B Convertible Preferred Stock (the “SVB Shares”) that SVB may purchase pursuant to a warrant dated October 16, 2003;
     WHEREAS, the Company’s board of directors (the “Board”) has determined that it is advisable and in the best interests of the Company to terminate the SVB Agreement and to provide for SVB to become a party to the Registration Rights Agreement as a Holder and for the SVB Shares to be treated as Registrable Securities thereunder; and
     WHEREAS, the Investors set forth on the signature pages hereto desire to amend the Registration Rights Agreement to provide for SVB to become a party to the Registration Rights Agreement as a Holder and for the SVB Shares to be treated as Registrable Securities thereunder, in each case, upon the terms and conditions set forth herein;
     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
          1. The eighth paragraph of Section 2 of the Registration Rights Agreement is hereby replaced with the following:
          “Holders” shall mean (i) the Series B Investors, (ii) the Series C Investors, and (iii) Silicon Valley Bank, who hold Registrable Securities, and any other person or entity that is a valid transferee of the rights granted hereunder pursuant to Section 1.7 hereof.”
          2. The twelfth paragraph of Section 2 of the Registration Rights Agreement is hereby replaced with the following:
          “Registrable Securities” shall mean (i) shares of Common Stock, issued or issuable upon conversion of the Series B Stock, now held or subsequently acquired by the Holder, (ii) shares of Common Stock, issued or issuable upon conversion of shares of Series B Stock, now held or subsequently purchased by Silicon Valley Bank pursuant to the exercise from time to time of a warrant dated October 16, 2003, (iii) shares of Common Stock, issued or issuable upon conversion of the Series C Stock, now held or subsequently acquired by the Holder and (iv) any equity securities issued as a distribution with respect to or in exchange for or in replacement for any of the shares referred to in clauses (i), (ii) and (iii); provided, however, that Registrable Securities shall not include any securities that have been previously sold pursuant to a registration statement filed under the Act or under Rule 144 promulgated under the Act, or which have otherwise been transferred in a transaction in which the transferor’s rights under this Agreement are not assigned, or, as to any Holder, all of such Holder’s shares if all of such shares are then eligible for sale in a single transaction under Rule 144(k) promulgated under the Act.”
          3. Upon its execution and delivery of a counterpart signature to this Amendment and Joinder Agreement, Silicon Valley Bank shall become a Holder under the Registration Rights Agreement, as amended, with respect to its Registrable Securities, and shall be entitled to the rights of, and subject to the obligations of, a Holder thereunder.
          4. This Amendment and Joinder Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed under the laws of the State of New York (excluding the choice of law rules thereof).
          5. Notwithstanding any statement to the contrary set forth in this Amendment and Joinder Agreement, this Amendment and Joinder Agreement shall cease to be effective if Investors holding at least two thirds of all of the outstanding shares of Registrable Securities have not executed this Amendment and Joinder Agreement by August 31, 2006.
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     IN WITNESS WHEREOF, the undersigned has executed this Amendment and Joinder to the Amended and Restated Registration Rights Agreement dated as of the date first above written.

THE COMPANY:

DOUBLE-TAKE SOFTWARE, INC.

By:

Title:

THE NEW HOLDER:

SILICON VALLEY BANK

By:

Title:

Double-Take Software, Inc.
Counterpart Signature Page to Amendment and Joinder dated July 31, 2006
     IN WITNESS WHEREOF, the undersigned has executed this Amendment and Joinder to the Amended and Restated Registration Rights Agreement dated as of the date first above written.

INVESTOR: ABS CAPITAL PARTNER IV, L.P. By: ABS Capital Partners IV, LLC Its: General Partner
By:
	Name:	Laura Witt
	Title:	Managing Member

ABS CAPITAL PARTNERS IV-A, L.P. By: ABS Capital Partners IV, LLC Its: General Partner
By:
	Name:	Laura Witt
	Title:	Managing Member

ABS CAPITAL PARTNERS IV OFFSHORE, L.P. By: ABS Capital Partners IV, LLC Its: General Partner
By:
	Name:	Laura Witt
	Title:	Managing Member

ABS CAPITAL PARTNERS IV SPECIAL OFFSHORE, L.P. By: ABS Capital Partners IV, LLC Its: General Partner
By:
	Name:	Laura Witt
	Title:	Managing Member